EXHIBIT NO.
99.1







NASDAQ: EPMD                                    FOR FURTHER INFORMATION CONTACT:
FOR RELEASE JANUARY 31, 2003                    Matt Hill
IMMEDIATE RELEASE                               (856) 753-8533



                   EPMEDSYSTEMS ANNOUNCES $2.47 MILLION PRIVATE PLACEMENT


WEST BERLIN, NEW JERSEY, JANUARY 31, 2003, EPMedSystems, Inc. (NASDAQ: EPMD) announced that it sold today an aggregate of 2,007,475 shares of its newly issued Common Stock, and Warrants to purchase 802,990 authorized but unissued shares of its Common Stock, in a private placement to existing and selected new institutional and other accredited investors for gross proceeds of approximately $2,470,000. This financing includes proceeds received as a result of conversion into Common Stock and Warrants of the principal and interest on $1,000,000 aggregate principal amount of promissory notes recently issued by the Company and announced on January 9, 2003.

The Warrants are exercisable, for cash only, at a price per share of $1.6943. With prior notice to the holders of Warrants, the Warrants may be repurchased by the Company at $.01 per share at any time after the average closing price of the Company's Common Stock for any twenty consecutive trading days has equaled or exceeded $2.54.

The Company has agreed to register for resale the shares of Common Stock sold and the shares of Common Stock that would be purchased upon exercise of the Warrants. This press release does not constitute an offer of any securities for sale.

The Company intends to use the net proceeds from this private placement for working capital and general corporate purposes.

"This financing will enable EPMedSystems to appropriately launch several new products world-wide, including the ALERT(R) CS/RA diagnostic internal cardioversion system for EP Studies and the WorkMate(TM) intracardiac ultrasound catheter system. "These products have the potential to change the landscape of electrophysiology and to enhance the healthcare of millions of cardiac patients," said Reinhard Schmidt, President and CEO of EPMedSystems.

EPMedSystems recently announced the receipt of the FDA's PMA Approval for the Company's ALERT(R) System, a proprietary system used in the treatment of atrial fibrillation. The Company also recently announced the regulatory filing to begin selling its ViewMate(TM) intracardiac ultrasound catheter imaging system into the European community.

EPMedSystems develops and markets cardiac electrophysiology ("EP") products used to diagnose and treat certain cardiac rhythm disorders. The Company's EP product line includes the EP-WorkMate(R) Electrophysiology Workstation, the ALERT(R) internal cardioversion system, the EP-3(TM) Stimulator, diagnostic electrophysiology catheters, internal cardioversion catheters and related disposable supplies. For more information, visit our Website at WWW.EPMEDSYSTEMS.COM.


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STATEMENTS  MADE IN THIS  RELEASE  ABOUT  EPMEDSYSTEMS'  SALE OF STOCK AND PLANS
REGARDING USE OF THE NET PROCEEDS FROM THE SALE ARE FORWARD-LOOKING STATEMENTS AND ARE SUBJECT TO A NUMBER OR UNCERTAINTIES THAT COULD CAUSE ACTUAL EVENTS TO DIFFER MATERIALLY FROM THE STATEMENTS MADE. THIS RELEASE ALSO CONTAINS CERTAIN STATEMENTS OF A FORWARD-LOOKING NATURE RELATING TO FUTURE EVENTS OR THE FUTURE FINANCIAL PERFORMANCE OF EPMEDSYSTEMS. SUCH FORWARD-LOOKING STATEMENTS ARE ONLY PREDICTIONS AND ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS OR EVENTS TO DIFFER MATERIALLY AND ADVERSELY FROM THE EVENTS DISCUSSED IN THE FORWARD-LOOKING STATEMENTS. FACTORS THAT COULD CAUSE OR CONTRIBUTE TO SUCH DIFFERENCES INCLUDE, BUT ARE NOT LIMITED TO, EPMEDSYSTEMS' UNCERTAINTY OF FUTURE PROFITABILITY AND FUTURE LIQUIDITY NEEDS; AND RISKS REGARDING REGULATORY APPROVALS AND DEMAND FOR NEW AND EXISTING PRODUCTS, PARTICULARLY THE ALERT(R) SYSTEM AND THE VIEWMATE(TM) SYSTEM.

EPMEDSYSTEMS URGES INVESTORS AND OTHERS TO REVIEW THE CAUTIONARY STATEMENTS SET FORTH IN THIS RELEASE AND IN EPMEDSYSTEMS' REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND CAUTIONS THAT OTHER FACTORS MAY PROVE TO BE IMPORTANT IN AFFECTING THE EPMEDSYSTEMS' BUSINESS AND RESULTS OF OPERATIONS. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON FORWARD-LOOKING STATEMENTS CONTAINED IN THIS RELEASE, WHICH SPEAK ONLY AS OF THE DATE OF THIS RELEASE. EPMEDSYSTEMS UNDERTAKES NO OBLIGATION TO PUBLICLY RELEASE THE RESULTS OF ANY REVISIONS TO THESE FORWARD-LOOKING STATEMENTS THAT MAY BE MADE TO REFLECT EVENTS OR CIRCUMSTANCES AFTER THE DATE OF THIS RELEASE OR TO REFLECT THE OCCURRENCE OF ANTICIPATED EVENTS.


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